UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2006 (August 10, 2006)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 10, 2006, the Company issued a press release announcing its participation in the The Eleventh Oil & Gas Conference to be held in Denver, Colorado on August 13 – August 17, 2006. Company Chairman and Chief Executive Officer Fred Barrett will present to the conference on Monday, August 14 at 8:00 a.m. MDT. A link to Mr. Barrett’s presentation, including the audio portion, will be available on the Company’s website at http://www.billbarrettcorp.com. The presentation will be available on this website until September 5, 2006.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of Mr. Barrett’s presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K

In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated August 10, 2006

99.2	Presentation to be made on August 14, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2006	BILL BARRETT CORPORATION

	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President — General Counsel; and Secretary

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated August 10, 2006

99.2	Presentation to be made on August 14, 2006

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